UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2010

VITESSE SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31614	77-0138960
(Commission File Number)	(IRS Employer Identification No.)

741 Calle Plano, Camarillo, California	93012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 388-3700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Vitesse Semiconductor Corporation (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) on January 7, 2010 at which its stockholders approved an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 500,000,000 to 5,000,000,000.  This increase permits the conversion of the Company’s recently issued 8.0% Convertible Second Lien Debentures Due 2014 into shares of common stock and provides available shares for other general corporate purposes.

The Company has filed an amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective on January 7, 2010. The Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation is furnished as Exhibit 3.1 to this Current Report on Form 8-K.

At the Special Meeting, the Company’s stockholders also authorized a reverse stock-split.  The Company’s Board of Directors may set a ratio between 1-for-20 and 1-for-50 for the reverse stock split, which may or may not be implemented.  Upon the effectiveness of the reverse stock split, the number of authorized shares of the Company’s common stock will be decreased on a basis proportional to the reverse split ratio.

On January 7, 2010, the Company issued a press release announcing voting results of its special stockholders meeting.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company presented business and financial information at the Special Meeting.  A copy of the presentation is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information in Exhibits 99.1 and 99.2 and in this Item shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation.
99.1	Press Release dated January 7, 2010.
99.2	Vitesse Semiconductor Corporation Presentation, January 7, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2010

VITESSE SEMICONDUCTOR CORPORATION

By:	/s/ MICHAEL B. GREEN
Michael B. Green
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation.
99.1	Press Release dated January 7, 2010.
99.2	Vitesse Semiconductor Corporation Presentation, January 7, 2010.